  May 1, 2017

Summary
Prospectus

Victory Sophus Emerging Markets Small Cap Fund

Class A   RSMSX

Class C   RSMGX

Class Y   RSMYX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated May 1, 2017 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e–mail request to VictoryMail@vcm.com.

You may also obtain this information at no cost from your financial intermediary.

VictoryFunds.com
800-539-3863

VICTORY SOPHUS Emerging Markets Small Cap Fund Summary

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fund Fees and Expenses

The following table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional, in Investing with Victory on page 200 and in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries of the Fund's Prospectus. You may also find information about these discounts in Additional Purchase, Exchange and Redemption Information on page 36 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	NONE[1]	1.00%[2]	NONE
Annual Fund Operating Expenses (expenses are deducted from fund assets as a percentage of average daily net assets)
Management Fees	1.25%	1.25%	1.25%
Distribution (12b-1) Fees	0.25%	1.00%	NONE
Other Expenses	0.79%	0.87%	0.73%
Total Annual Fund Operating Expenses	2.29%	3.12%	1.98%
Fee Waiver/Expense Reimbursement[3]	-0.54%	-0.62%	-0.48%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	1.75%	2.50%	1.50%

1A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see Choosing a Share Class beginning on page 202.

2The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

3Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses through at least July 31, 2018 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.75%, 2.50%, and 1.50% of the Fund's Class A, Class C, and Class Y shares, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement or (b) the recoupment. This agreement may only be terminated by the Fund's Board of Trustees.

VICTORY SOPHUS Emerging Markets Small Cap Fund Summary (continued)

Fund Fees and Expenses (continued)

Example:

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. This Example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses remain the same as shown above. The amounts shown reflect the fee waiver/expense reimbursement in place through the expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$743	$1,188	$1,671	$3,000
Class C	$353	$890	$1,567	$3,375
Class Y	$153	$563	$1,011	$2,257

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C	$253	$890	$1,567	$3,375

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate will generally indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 141% of the average value of its portfolio.

VICTORY SOPHUS Emerging Markets Small Cap Fund Summary (continued)

Investments, Risks, and Performance

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets in securities of small-capitalization emerging market companies. The Fund's investment team currently considers a company to be a small-capitalization company if its market capitalization (at the time of purchase) is less than $5 billion or less or 120% or less of the market capitalization of the largest company included in the MSCI Emerging Markets Small Cap Index on the last day of the most recent quarter (currently, approximately $2.7 billion, based on the size of the largest company in the Index on March 31, 2017), whichever is greater.

The Fund generally defines an emerging market country as one that is included in the MSCI emerging market indices or the MSCI frontier market indices, or whose economy or markets are classified by the International Finance Corporation and the World Bank to be emerging or developing, as well as any country classified by the United Nations as developing or any country that has economies, industries, and stock markets with similar characteristics. The Fund defines an emerging market company as a company (1) that is organized under the laws of, or has its principal office in, an emerging market country; (2) that derives 50% or more of its revenue from goods produced, services performed, or sales made in emerging market countries; or (3) for which the principal securities market is located in an emerging market country.

The Adviser employs both fundamental analysis and quantitative screening in seeking to identify companies that the investment team believes can sustain above-average earnings growth relative to their peers. Valuation is an integral part of the process. Fundamental, bottom-up research focuses on companies that rank highly within the investment team's quantitative screen, with particular emphasis placed on a company's earnings growth, business strategy, value creation, competitive position, management quality, market position, and political and economic backdrop. The Adviser monitors market and sovereign risk as part of the overall investment process.

The Adviser regularly reviews the Fund's investments and will sell securities when the Adviser believes the securities are no longer attractive because (i) a deterioration in rank of the security in accordance to the Adviser's process, (ii) of price appreciation, (iii) of a change in the fundamental outlook of the company or (iv) other investments available are considered to be more attractive.

The Fund will not typically seek to hedge its foreign currency exposure (arising from investments denominated in foreign currencies) relative to the U.S. dollar, although the Fund may engage in foreign currency exchange contracts to take advantage of changes in currency exchange rates anticipated by the Adviser.

The Fund's investments may include common stocks, preferred stocks, or other securities convertible into common stock. The Fund may also invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles.

The Adviser may from time to time generate portfolio turnover in excess of 100%.

Principal Risks

The Fund's investments are subject to the following principal risks:

■  Currency Risk. Investments in foreign securities are often denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. To attempt to protect against changes in currency exchange rates, the Fund may, but will not necessarily, engage in forward foreign-currency exchange transactions. The use of foreign exchange transactions to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

■  Emerging Market Risk. The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk

VICTORY SOPHUS Emerging Markets Small Cap Fund Summary (continued)

of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

■  Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.

■  Foreign Securities Risk. Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

■  Liquidity Risk. Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. Adverse market or economic conditions may adversely affect the liquidity of the Fund's investments and may lead to increased redemptions. In addition, the Fund, by itself or together with other accounts managed by the Adviser may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

■  Management Risk. The Adviser may not execute the Fund's principal investment strategy effectively.

■  Portfolio Turnover Risk. Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

■  Small Capitalization Stock Risk. The earnings and prospects of small sized companies tend to be more volatile than larger companies and may experience higher failure rates than larger companies. The stocks of small-cap companies may have a lower trading volume than those of large-cap companies.

■  Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment by investors who can afford to weather changes in the value of their investment.

VICTORY SOPHUS Emerging Markets Small Cap Fund Summary (continued)

Fund Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The bar chart depicts the change in performance from year to year during the periods indicated. The table shows how the Fund's average annual total returns, including applicable maximum sales charges, compare to those of a broad measure of market performance. Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance information for the Fund's Class A, Class R and Class Y shares prior to July 30, 2016 reflects the historical performance of, respectively, the Class A, Class K and Class Y shares of the RS Emerging Markets Small Cap Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC) (the "predecessor fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.

Annual Total Return for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Best Quarter Third Quarter 2016 9.29%

Worst Quarter Third Quarter 2015 -13.99%

VICTORY SOPHUS Emerging Markets Small Cap Fund Summary (continued)

Average Annual Total Returns (Periods ended December 31, 2016)	1 Year	Life of Class[1]
CLASS A SHARES
Before Taxes	-5.16%	-2.86%
After Taxes on Distributions	-5.16%	-2.86%
After Taxes on Distributions and Sale of Fund Shares	-2.92%	-2.16%
CLASS C SHARES	-3.28%	-2.32%
CLASS Y SHARES	0.79%	-0.55%
MSCI Emerging Markets Small Cap Index (reflects no deduction for fees, expenses or taxes except foreign withholding taxes)	2.28%	-0.38%

1Inception date of Class A, Class C and Class Y is January 31, 2014.

After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's Sophus Capital ("Sophus") investment team (referred to as an investment franchise).

Investment Team

Michael Reynal is the Chief Investment Officer of Sophus and has been a portfolio manager of the Fund (including the predecessor fund) since its inception.

Michael Ade, CFA, is a Portfolio Manager of Sophus and has been a portfolio manager of the Fund (including the predecessor fund) since January 2015.

Maria Freund, CFA, is a Portfolio Manager of Sophus and has been a portfolio manager of the Fund since July 2015 and an analyst of the Fund since its inception.

VICTORY SOPHUS Emerging Markets Small Cap Fund Summary (continued)

Purchase and Sale of Fund Shares

Investment Minimums	Class A	Class C	Class Y
Minimum Initial Investment	$2,500	$2,500	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE

For Class A and C shares a $1,000 minimum purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and automatic investment plans.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

4900 Tiedeman Road, 4th Floor
Brooklyn, Ohio 44144

VF-RS-SEMSC-SUMPRO (05/17)